UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934.
Date of Report (Date of earliest event reported): August 31, 2006
MEDCATH CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-33009	56-2248952
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation or organization)
10720 Sikes Place
Charlotte, North Carolina 28277
(Address of principal executive offices, including zip code)
(704) 708-6600
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
On September 1, 2006, MedCath Corporation (MedCath or the Company) entered into amendments to the employment agreements of the following executive officers: O. Edwin French, Phillip J. Mazzuca, James E. Harris, Thomas K. Hearn, III, and Joan McCanless.
Each of the agreements has an initial three-year term that is automatically renewed for successive one-year terms unless either the executive or the Company provides notice of non-renewal at least 90 days prior to the end of the initial or any extended term. Each of the agreements also provides that upon the termination of employment by the executive for “good reason,” the executive is entitled to enumerated severance benefits. In each case, the amendment changes the definition of good reason to include a failure by the Company to renew the agreement at the end of any initial or extended term.
Item 2.01. Completion of Acquisition or Disposition of Assets.
On August 31, 2006, the Company completed the divestiture of its interest in Tucson Heart Hospital to Carondelet Health Network. Pursuant to terms of the transaction, Carondelet Health Network acquired MedCath’s 59% ownership interest in Tucson Heart Hospital and the hospital repaid all secured debt owed to MedCath. Total proceeds received by MedCath were $40.7 million.
A copy of the purchase agreement is included as Exhibit 2.
Item 2.02 Results of Operations and Financial Condition and Item 7.01 Regulation FD Disclosure
In accordance with Statement of Financial Accounting Standards No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets (SFAS No. 144), the Company is required to present revenues, expenses and the gain on the divestiture of its equity interest in Tucson Heart Hospital as income (loss) from discontinued operations for each period presented in its quarterly reports filed during fiscal 2006 and for comparable periods in fiscal 2005. The provisions of SFAS No. 144 will require that the consolidated financial statements included in MedCath’s Annual Report on Form 10-K for the year ending September 30, 2006 contain the same reclassification for each of the years presented in that report. MedCath is providing this information in advance of the filing of the Annual Report on Form 10-K for the year ending September 30, 2006, because the Company believes that this information is useful to investors in evaluating the performance of MedCath.
The historical financial information included in Exhibit 99.1 has been revised and updated from its original presentation to incorporate the impact of the reclassification as discontinued operations of the results of operations of Tucson Heart Hospital, in which MedCath’s equity interest was sold on August 31, 2006, for the fiscal years ended September 30, 2004 and 2005 and the fiscal quarters ended December 31, 2005, March 31, 2006 and June 30, 2006.
MedCath has historically provided measures of financial performance that are not calculated and presented in conformity with generally accepted accounting principles (GAAP), including Adjusted EBITDA. Adjusted EBITDA represents MedCath’s income (loss) from continuing operations before interest expense; interest and other income, net; income tax expense (benefit); depreciation; amortization; share-based compensation expense; loss (gain) on disposal of property, equipment and other assets; impairments of long-lived assets and goodwill; equity in net earnings of unconsolidated affiliates; and minority interest. MedCath’s management uses Adjusted EBITDA to measure the performance of the Company’s various operating entities, to compare actual results to historical and budgeted results, and to make capital allocation decisions. Management provides Adjusted EBITDA to investors to assist them in performing their analysis of MedCath’s historical operating results. Further, management believes that many investors in MedCath also invest in, or have knowledge of, other healthcare companies that use Adjusted EBITDA as a financial performance measure. Because Adjusted EBITDA is a non-GAAP measure, Adjusted EBITDA, as defined above, may not be comparable to other similarly titled measures of other companies. MedCath has included a supplemental schedule in Exhibit 99.2 that reconciles historical Adjusted EBITDA to MedCath’s income (loss) from continuing operations.
The information set forth under this Item 7.01 is being furnished under Items 7.01 and 2.02 and shall not be deemed “filed” for purpose of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
Effective September 5, 2006, Lora Ramsey, CPA, joined MedCath as vice president and controller and was appointed principal accounting officer of MedCath.
From December 2001 until April 2006, Ms. Ramsey served as vice president and corporate controller of Datastream Systems, Inc.

(Datastream). Datastream was a publicly traded company providing enterprise asset management software and services until it was acquired in April 2006 by Infor Global Solutions. From December 1996 to December 2001, she was an auditor with KPMG, LLP. She is 36 years old.
Ms. Ramsey entered into an employment agreement with MedCath which provides for an annual base salary in the amount of $160,000, eligibility for an annual bonus of up to 30% of her base salary, and participation in employee benefit programs generally available to similarly situated employees of MedCath. The employment agreement also contains customary confidentiality, non-disclosure, and non-competition provisions and provides salary continuation for up to three months in the event that her employment is terminated without cause.
Item 9.01. Financial Statements and Exhibits.

Exhibit 2
LLC Interest Purchase Agreement, dated as of August 14, 2006, by and among Carondelet Health Network, an Arizona non-profit corporation, Southern Arizona Heart, Inc., a North Carolina corporation, and MedCath Incorporated, a North Carolina corporation

Exhibit 99.1
Consolidated Statements of Operations Restated for Discontinued Operations for the fiscal years ended September 30, 2004 and 2005 and the fiscal quarters ended December 31, 2005, March 31, 2006 and June 30, 2006

Exhibit 99.2	Reconciliation of GAAP Financial Measures to Non-GAAP Financial Measures
The exhibits set forth under this Item 9.01 that are being furnished under Items 2.02 and 7.01 shall not be deemed “filed” for purpose of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDCATH CORPORATION
Date: September 7, 2006	By:	/s/ James E. Harris
James E. Harris
Executive Vice President and Chief Financial Officer

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